EXHIBIT 99.2


              CERTIFICATION PURSUANT TO Section 18 U.S.C. ss. 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of RDC International, Inc. (the "Company") on Form [10-Q/10-QSB] for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Cella, Chief Financial Officer (or the equivalent thereof) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.







                            /s/ Anthony Cella
                            ------------------------------------------------
                            Anthony Cella
                            Chief Financial Officer (or the equivalent thereof) August 15, 2002